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                                                                  EXHIBIT: 10.14

                                 FIRST AMENDMENT

                TWC 364-DAY AMENDED AND RESTATED CREDIT AGREEMENT
                            DATED AS OF JULY 8, 2002,
                  AND AMENDED AND RESTATED AS OF MARCH 31, 2003

                  FIRST AMENDMENT, dated as of March 31, 2003 (this "Amendment"), to the AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT (the "Agreement"), dated as of July 8, 2002 and amended and restated as of March 31, 2003, among TIME WARNER CABLE INC., a Delaware corporation ("Parent"), Time Warner Entertainment Company, L.P., a Delaware limited partnership ("TWE"; together with Parent, the "Companies"), the several banks and other financial institutions from time to time parties to the Agreement (the "Lenders"), ABN AMRO BANK N.V. and BNP Paribas, as co-documentation agents, BANK OF AMERICA, N.A. and CITIBANK, N.A., as co-syndication agents, and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :

                  WHEREAS, pursuant to the Agreement, the Lenders have agreed to make, and have made, certain loans and extensions of credit to the Companies; and

                  WHEREAS, the Companies have requested that the Administrative Agent and the Lenders enter into this Amendment.

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree as follows:

                  I. Definitions. Unless otherwise defined herein, terms defined in the Agreement shall be used as so defined.

                  II. Amendments to Agreement. (a) Section 1.01 of the Agreement is hereby amended by deleting the definitions of the following defined terms contained therein in their respective entireties and substituting in lieu thereof the following definitions:

                  "'Commitment Termination Date' means the earlier to occur of
                  (a) the Initial Maturity Date and (b) the date on which the Commitments shall terminate in their entirety in accordance with the provisions of this Agreement."

                  "'Commitment Utilization Percentage' means on any day the percentage expressed as a fraction (a) the numerator of which is the sum of the aggregate outstanding Revolving Credit Exposure of the Lenders under this Agreement on such day and
                  (b) the denominator of which is the sum of the Commitments of the Lenders under this Agreement on such day; provided that on any day subsequent to the Initial Maturity Date, if a Term Out Notice has been delivered pursuant to Section 2.09(f), the aggregate amount of the Commitments of the Lenders under this Agreement for the purposes of this definition shall be the aggregate amount of the outstanding Revolving Credit Exposure of the Lenders."

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                  "'Extended Maturity Date' means the date that is the first anniversary of the Initial Maturity Date."

                  "'Initial Maturity Date' means the Business Day immediately preceding the earlier to occur of (a) the date that is six months after the first anniversary of the Effective Date and
                  (b) the first anniversary of the Amendment Effective Date."

                  (b) Section 2.09 of the Agreement is hereby amended by deleting the words "second anniversary" in paragraph (f) thereof and inserting in lieu thereof the words "first anniversary".

                  III. Conditions to Effectiveness. This Amendment shall become effective on the date upon which the Administrative Agent shall have received this Amendment, duly executed and delivered by each Company, each TWE Partner Guarantor and each Lender.

                  IV. Representations and Warranties. The Companies represent and warrant to each Lender that: (a) the representations and warranties made by the Companies and the other Credit Parties in or pursuant to the Credit Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly made only as of an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and all references to the Agreement therein shall be deemed to include the Agreement as amended by this Amendment, and (b) after giving effect to the amendments contained herein, no Default or Event of Default has occurred and is continuing.

                  V. Continuing Effect. Except as expressly amended hereby, the Agreement and the other Credit Documents shall continue to be and shall remain in full force and effect in accordance with their terms. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders under the Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement or any other Credit Document.

                  VI. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  VII. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

                  [Remainder of Page Intentionally Left Blank]

                                       2

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      TIME WARNER ENTERTAINMENT COMPANY, L.P.

                                      By:    /s/ Raymond G. Murphy
                                          -------------------------------------
                                       Name:  Raymond G. Murphy
                                       Title: Vice President & Treasurer

                                      TIME WARNER CABLE, INC.

                                      By:    /s/ Landel Hobbs
                                          -------------------------------------
                                       Name:  Landel Hobbs
                                       Title: Executive Vice President and Chief
                                              Financial Officer

                                      JPMORGAN CHASE BANK, as
                                      Administrative Agent

                                      By:    /s/ Joan Fitzgibbon
                                          --------------------------------------
                                       Name:  Joan M. Fitzgibbon
                                       Title: Managing Director

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                                      JPMORGAN CHASE BANK

                                      By:    /s/ Joan Fitzgibbon
                                          --------------------------------------
                                       Name:  Joan M. Fitzgibbon
                                       Title: Managing Director

                                      BANK OF AMERICA, N.A.

                                      By:    /s/ James T Gilland
                                          --------------------------------------
                                       Name:  James T. Gilland
                                       Title: Managing Director

                                      ABN AMRO BANK N.V.

                                      By:    /s/ David Carrington
                                          --------------------------------------
                                       Name:  David Carrington
                                       Title: Group Vice President

                                      By:    /s/ Shilpa Parandekar
                                          --------------------------------------
                                       Name:  Shilpa Parandekar
                                       Title: Assistant Vice President

                                      CITIBANK, N.A.

                                      By:    /s/ Julio Ojea-Quintana
                                          --------------------------------------
                                       Name:  Julio Ojea-Quintana
                                       Title: Director

                                      BNP PARIBAS

                                      By:    /s/ Nuala Marley
                                          --------------------------------------
                                       Name:  Nuala Marley
                                       Title: Director

                                      By:    /s/ Todd Rodgers
                                          --------------------------------------
                                       Name:  Todd Rodgers
                                       Title: Vice President

                                      BANK ONE, NA

                                      By:    /s/ Jennifer L. Jones
                                          --------------------------------------
                                       Name:  Jennifer L. Jones
                                       Title: Associate Director

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                                      BARCLAYS BANK PLC

                                      By:    /s/ L. Peter Yetman
                                          --------------------------------------
                                       Name:  L. Peter Yetman
                                       Title: Director

                                      DEUTSCHE BANK AG, NEW YORK BRANCH

                                      By:    /s/ Andreas Neumeier
                                          --------------------------------------
                                       Name:  Andreas Neumeier
                                       Title: Director

                                      By:    /s/ Peter Eschmann
                                          --------------------------------------
                                       Name:  Peter Eschmann
                                       Title: Vice President

                                      THE ROYAL BANK OF SCOTLAND PLC

                                      By:    /s/ David A. Lucas
                                          --------------------------------------
                                       Name:  David A. Lucas
                                       Title: Senior Vice President

                                      WESTLB AG, NEW YORK BRANCH
                                      (formerly known as Westdeutsche Landesbank
                                      Girozentrale)

                                      By:    /s/ Lucie Guernsey
                                          --------------------------------------
                                       Name:  Lucie Guernsey
                                       Title: Director

                                      By:    /s/ Richard Pearse
                                          --------------------------------------
                                       Name:  Richard Pearse
                                       Title: Executive Director

                                      THE BANK OF NOVA SCOTIA

                                      By:    /s/ Vincent J. Fitzgerald, Jr.
                                          --------------------------------------
                                       Name:  Vincent J. Fitzgerald, Jr.
                                       Title: Authorized Signatory

                                      DRESDNER BANK AG, NEW YORK & GRAND CAYMAN
                                      BRANCHES

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                                      By:    /s/ Brian Haughney
                                          --------------------------------------
                                       Name:  Brian Haughney
                                       Title: Vice President

                                      By:    /s/ William E. Lambert
                                          --------------------------------------
                                       Name:  William E. Lambert
                                       Title: Vice President

                                      FLEET NATIONAL BANK

                                      By:    /s/ Patrick Bonebrake
                                          --------------------------------------
                                       Name:  Patrick Bonebrake
                                       Title: Director

                                      HSBC BANK USA

                                      By:    /s/ Christopher J. Heusler
                                          --------------------------------------
                                       Name:  Christopher J. Heusler
                                       Title: Vice President

                                      MIZUHO CORPORATE BANK, LTD.

                                      By:    /s/ Raymond Ventura
                                          --------------------------------------
                                       Name:  Raymond Venture
                                       Title: Senior Vice President

                                      MORGAN STANLEY BANK

                                      By:    /s/ Jaap L. Tonckens
                                          --------------------------------------
                                       Name:  Jaap L. Tonkens
                                       Title: Vice President

                                      THE BANK OF TOKYO-MITSUBISHI, LTD., NY
                                      BRANCH

                                      By:    /s/ Spencer Hughes
                                          --------------------------------------
                                       Name:  Spencer Hughes
                                       Title: Authorized Signatory

                                      BEAR STEARNS CORPORATE LENDING INC.

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                                      By:    /s/ Victor F. Bulzacchelli
                                          --------------------------------------
                                       Name:  Victor F. Bulzacchelli
                                       Title: Authorized Signatory

                                      COMMERZBANK AG, NEW YORK AND GRAND CAYMAN
                                      BRANCHES

                                      By:    /s/ Robert S. Taylor, Jr.
                                          --------------------------------------
                                       Name:  Robert S. Taylor, Jr.
                                       Title: Senior Vice President

                                      By:    /s/ Andrew P. Lusk
                                          --------------------------------------
                                       Name:  Andrew P. Lusk
                                       Title: Assistant Vice President

                                      MERRILL LYNCH BANK USA

                                      By:    /s/ Louis Alder
                                          --------------------------------------
                                       Name:  Louis Alder
                                       Title: Vice President

                                      LEHMAN COMMERCIAL PAPER INC.

                                      By:    /s/ Suzanne Flynn
                                          --------------------------------------
                                       Name:  Suzanne Flynn
                                       Title: Authorized Signatory

                                      SOCIETE GENERALE

                                      By:    /s/ Mark Vigil
                                          --------------------------------------
                                       Name:  Mark Vigil
                                       Title: Managing Director

                                      MELLON BANK, NA

                                      By:    /s/ Thomas J. Tarasovich, Jr.
                                          --------------------------------------
                                       Name:  Thomas J. Tarasovich, Jr.
                                       Title: Lending Officer

                                      LLYODS TSB BANK PLC

                                      By:    /s/ Windsor R. Davies
                                          --------------------------------------
                                       Name:  Windsor R. Davies
                                       Title: Director

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                                      By:    /s/ Richard M. Heath
                                          --------------------------------------
                                       Name:  Richard M. Heath
                                       Title: Vice President

                                      NATIONAL AUSTRALIA BANK
                                      A.C.N. 004044937

                                      By:    /s/ Eduardo Salazar
                                          --------------------------------------
                                       Name:  Eduardo Salazar
                                       Title: Head, TMT - Americas

                                      NORDDEUTSCHE LANESBANK GIROZENTRALE NEW
                                      YORK AND/OR CAYMAN ISLANDS BRANCH

                                      By:    /s/ Josef Haas
                                          --------------------------------------
                                       Name:  Josef Haas
                                       Title: Vice President

                                      By:    /s/ Stephanie Finnen
                                          --------------------------------------
                                       Name:  Stephanie Finnen
                                       Title: Vice President

                                      SUMITOMO MITSUI BANKING CORPORATION

                                      By:    /s/ Leo E. Pagarigan
                                          --------------------------------------
                                       Name:  Leo E. Pagarigan
                                       Title: Senior Vice President

                                      THE BANK OF NEW YORK

                                      By:    /s/ Geoffrey C. Brooks
                                          --------------------------------------
                                       Name:  Geoffrey C. Brooks
                                       Title: Senior Vice President

                                      UFJ BANK LIMITED

                                      By:    /s/ Joseph E. Leo
                                          --------------------------------------
                                       Name:  Joseph E. Leo
                                       Title: Vice President

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                                      CREDIT LYONNAIS NEW YORK BRANCH

                                      By:    /s/ Patrick McCarthy
                                          --------------------------------------
                                       Name:  Patrick McCarthy
                                       Title: Vice President

                                       9

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                           ACKNOWLEDGMENT AND CONSENT

                  Each of the undersigned parties to the TWE Partner Guarantee, dated as of July 8, 2002 and as amended, supplemented or otherwise modified from time to time, made by the undersigned in favor of JPMorgan Chase Bank, as Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by the foregoing Amendment to the Agreement and (b) acknowledges and agrees that the guarantee of such party contained in the TWE Partner Guarantee is, and shall remain, in full force and effect after giving effect to such Amendment and all prior modifications to the Agreement.

                                      AMERICAN TELEVISION AND
                                          COMMUNICATIONS
                                           CORPORATION

                                      By:    /s/ Raymond G. Murphy
                                          --------------------------------------
                                       Name:  Raymond G. Murphy
                                       Title: Vice President & Treasurer

                                      WARNER COMMUNICATIONS INC.

                                      By:    /s/ Raymond G. Murphy
                                          --------------------------------------
                                       Name:  Raymond G. Murphy
                                       Title: Vice President & Treasurer